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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: November 16, 1999



                             BOYD GAMING CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


                                     Nevada
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                        (State or Other Jurisdiction of
                         Incorporation or Organization)


       1-12168                                                   88-0242733
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(Commission File Number)                                      (I.R.S. Employer
                                                             Identification No.)


                           2950 South Industrial Road
                             Las Vegas, Nevada 89109
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               (Address of Principal Executive Offices) (Zip Code)


                                 (702) 792-7200
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              (Registrant's telephone number, including area code)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

        On November 10, 1999, Boyd Gaming Corporation (the "Company") completed the acquisition of 100% of the equity interest (the "Equity Interests") in Blue Chip Casino, LLC, an Indiana limited liability company. The acquisition was consummated following the transfer of the Blue Chip riverboat casino and related assets from Blue Chip Casino, Inc. to Blue Chip Casino, LLC, pursuant to the terms of the Unit Purchase Agreement (the "Agreement") dated as of June 27, 1999, among the Company, Boyd Indiana, Inc., an Indiana corporation, Blue Chip Casino, Inc., an Indiana corporation, Blue Chip Casino, LLC, and Kevin F. Flynn, Brian J. Flynn, Donald Flynn, and Robert W. Flynn as Individual Covenantors.

        Pursuant to the terms of the Agreement, Boyd Indiana, Inc. acquired the Equity Interests in Blue Chip Casino, LLC for approximately $255 million (subject to adjustment) and acquired a hotel and parking facility currently under construction for an additional $18.6 million. The Company funded the acquisition from its $600 million bank credit facility.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a) Financial statements of business acquired.

            To be filed by amendment.

        (b) Pro forma financial information.

            To be filed by amendment.

        (c) Exhibits.

            Exhibit No.                   Description
            -----------                   -----------
               2.6 Unit Purchase Agreement (the "Agreement") dated as of June 27, 1999, by and among Boyd Gaming Corporation, Boyd Indiana, Inc., Blue Chip Casino, Inc., an Indiana corporation, Blue Chip Casino, LLC, Kevin F. Flynn, Brian J. Flynn, Donald Flynn, and Robert W. Flynn (incorporated by reference to Exhibit 10.29 to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1999).


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        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                BOYD GAMING CORPORATION


Date: November 16, 1999                         /s/ Ellis Landau
                                                --------------------------------
                                                ELLIS LANDAU
                                                Executive Vice President, Chief
                                                Financial Officer and Treasurer



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